UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2005

MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation or organization)

000-9409	91-6087550
(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2840, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N8
(Address of Office)

(604) 684-1099
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  ACQUISITION OR DISPOSITION OF ASSETS

Mercer International Inc. hereby amends its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on February 18, 2005, as amended on June 14, 2005 and August 10, 2005, relating to the acquisition of substantially all of the assets of Stone Venepal (Celgar) Pulp Inc. to include updated pro forma financial information.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Pro Forma Financial Information:

Unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2005.

Unaudited Pro Forma Consolidated Statement of Operations of

MERCER INTERNATIONAL INC.

Nine Months Ended September 30, 2005

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

The following sets forth the unaudited pro forma consolidated statement of operations of Mercer International Inc. ("Mercer" or the "Company") for the nine months ended September 30, 2005. The unaudited pro forma consolidated balance sheet of the Company as at September 30, 2005 consists of the unaudited consolidated balance sheet of the Company as at September 30, 2005 included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005 on file with the Securities and Exchange Commission ("SEC"). The unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2004 was filed with the SEC under Form 8-K/A on June 14, 2005. The unaudited pro forma consolidated statement of operations set forth herein has been prepared by us and gives pro forma effect to the acquisition (the "Acquisition") of substantially all of the assets of Stone Venepal (Celgar) Pulp Inc. ("Celgar") on February 14, 2005, the equity and debt issued to finance the Acquisition and refinance the bank indebtedness of our Rosenthal mill, the related transactions and the payment of estimated fees and expenses. For a more detailed discussion of the basis of presentation, see Note 1 to the unaudited pro forma consolidated statement of operations of the Company. The pro forma information is presented for illustrative purposes only and does not purport to represent what our actual results of operations or financial position would have been had the matters described above occurred on the dates assumed, nor is it necessarily indicative of our future operating results or combined financial position. The information reflects the operations of Celgar prior to the Acquisition.

Mercer prepares its financial statements in accordance with U.S. generally accepted accounting principles ("GAAP"). Celgar prepares its financial statements in accordance with Canadian generally accepted accounting principles ("Canadian GAAP"), which differs in certain respects from GAAP. The unaudited consolidated interim financial statements of Mercer as at September 30, 2005 reflect the acquisition of Celgar. For a discussion of the principal differences between Canadian GAAP and GAAP as they relate to Celgar and the Company on a pro forma basis, see Note 12 to Celgar's audited financial statements and Note 5 to the unaudited pro forma consolidated statements of operations of the Company for the three months ended March 31, 2005 filed by the Company with the SEC under Form 8-K/A on June 14, 2005.

MERCER INTERNATIONAL INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months ended September 30, 2005
(Expressed in thousands, except per share data)

	Mercer International Inc.	Stone Venepal (Celgar) Pulp Inc.	Pro Forma Adjustments	Notes		Consolidated Pro Forma
		(For the Period January 1, 2005 to February 13, 2005)

Revenues	€376,430	€21,723	€-			€398,153

Costs and expenses:
Cost of sales	350,185	19,613	1,041	4(b)(i	)	370,839
General and administrative expenses	22,399	1,166	(570)	4(b)(ii	)	22,995
Gain on sale of emission credits	(12,353)	-	-			(12,353)

Total costs and expenses	360,231	20,779	471			381,481

Income (loss) from operations	16,199	944	(471)			16,672

Other income (expense)
Interest expense	(63,320)	(3,947)	2,365	4(b)(iii	)	(64,995)
			(93)	4(b)(iv	)
Investment income	1,594	-	(185)	4(b)(vii	)	1,409
Realized loss on derivative financial instruments	(2,455)	-	295	4(b)(v	)	(2,160)
Unrealized loss on derivative financial instruments	(67,804)	(9)	-	4(b)(v	)	(67,813)
Unrealized foreign exchange loss on debt	(1,591)	(10,544)	2,826	4(b)(vi	)	(9,309)
Impairment of investments	(1,699)	-	-			(1,699)
Total other expense	(135,275)	(14,500)	5,208			(144,567)
Loss before income taxes and minority interest	(119,076)	(13,556)	4,737			127,895
Income tax (provision) benefit	14,627	-	-			14,627
Loss before minority interest	(104,449)	(13,556)	4,737			(113,268)
Minority interest	17,076	-	-			17,076
Net loss	€(87,373)	€(13,556)	€4,737			€(96,192)

Loss per share
Basic and diluted	€(2.86)					€(2.91)

Number of shares outstanding for computing basic and diluted loss per share	30,557,409					33,066,146

See accompanying Notes to the Unaudited Pro Forma Consolidated Statement of Operations

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

September 30, 2005

(Expressed in thousands, unless otherwise stated)

Note 1.  Basis of Presentation

    On February 14, 2005, we acquired substantially all of the assets of Celgar, comprised principally of the Celgar pulp mill (Note 3). In conjunction with the Acquisition, we issued equity and debt securities to finance the payment of the purchase price, refinance the indebtedness of our Rosenthal pulp mill and for general corporate purposes, and established with a Canadian chartered bank an operating credit facility of US$30 million and with a European lender a revolving credit facility of €40 million. The Acquisition has been accounted for by the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations.

    Our unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2005 has been prepared by management after giving effect to the Acquisition, the equity and debt issued to finance the Acquisition and refinance all the bank indebtedness of our Rosenthal mill, the related transactions and the payment of estimated fees and expenses. This pro forma consolidated statement of operations has been compiled from and combines the unaudited consolidated statement of operations of Mercer for the nine months ended September 30, 2005 with pro forma adjustments related to Celgar operations during the period January 1 to February 13, 2005.

    The pro forma statement of operations for the nine months ended September 30, 2005 has been prepared as if the transactions described in Note 3 had occurred on January 1, 2005.

    The pro forma statement has been presented in Euros which is the reporting currency for Mercer. The exchange rates used for conversion to Euros throughout this statement are included in the table below:

	US$	C$

Average for the nine months ending September 30, 2005	1.2632	1.5463
Average for the period January 1, 2005 to February 13, 2005	N/A	1.6058

    It is management's opinion that the pro forma consolidated statement of operations includes all adjustments necessary for the fair presentation of the transactions described in Note 3 in accordance with GAAP applied on a basis consistent with Mercer's accounting policies. The pro forma consolidated statement of operations is not intended to reflect the results of operations of Mercer which would have actually resulted had the proposed transactions been effected on the dates indicated. Further, the pro forma financial information is not necessarily indicative of Mercer's financial position or results of operations that may be obtained in the future.

    The unaudited pro forma consolidated statement of operations should be read in conjunction with the historical financial statements and notes thereto of Celgar included in the Company's Current Report on Form 8-K/A filed with the SEC on June 14, 2005 and of Mercer included in our Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005 filed with the SEC.

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Continued)

September 30, 2005

(Expressed in thousands, unless otherwise stated)

Note 2.         Summary of Significant Accounting Policies

  The unaudited pro forma consolidated statement of operations has been compiled using the significant accounting policies as set out in the audited financial statements of Mercer for the year ended December 31, 2004 included in our Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC. The significant accounting policies of Celgar, after adjustment into GAAP, conform in all material respects to those of Mercer.

Note 3.         Business Acquisition

  On February 14, 2005, the Company completed its acquisition of the Celgar NBSK pulp mill. The aggregate consideration for the acquisition was €177,422, which included €142,940 in cash, acquisition related expenditures of €3,668 and €30,814 was paid in shares of beneficial interest of the Company as more fully described below. The results of the Celgar mill are included in our consolidated statement of operations since the Acquisition date.

  The preliminary estimated allocation of the purchase price is summarized below and may be adjusted when additional information on asset and liability valuations becomes available.

Purchase price:
Cash (including defined working capital)	€142,940
Equity — shares of beneficial interest	30,814
Estimated acquisition costs	3,668
€177,422
Net assets acquired:
Receivables	€32
Inventory	19,969
Prepaids and other assets	616
Property, plant and equipment	175,096
Accrued expenses and other liabilities	(4,103)
Pension plan and post-retirement benefits obligation	(14,188)
€177,422

The cash portion of the purchase price was financed from the partial net proceeds of the equity and debt offerings as described in Note 4(a).

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Continued)

September 30, 2005

(Expressed in thousands, unless otherwise stated)

Note 4.     Pro Forma Adjustments

The respective pro forma adjustments are explained below beside the corresponding footnote:

(a)      General Assumptions:

(i)	The Company acquired the assets as described in Note 3 from KPMG Inc., as receiver of Celgar.

(ii)
The Company issued 4,210,526 shares of beneficial interest at a price of US$9.50 per share which represents €30,814 (US$40,000) of the purchase price as described in Note 3 as partial consideration for the Acquisition.

(iii)
The Company issued 10,768,700 shares of beneficial interest at a price of US$8.50 per share for gross proceeds of €70,338 (US$91,534) to finance the Acquisition, refinance all the bank indebtedness of our Rosenthal mill and for general corporate purposes. The issue price of US$8.50 per share was based on the last reported sale price of our shares of beneficial interest on the Nasdaq National Market on February 8, 2005, market conditions and demand for our equity securities.

(iv)
The Company issued 9.25% senior notes due 2013 for gross proceeds of €238,811 (US$310,000) to finance the Acquisition, refinance all the bank indebtedness of our Rosenthal mill and for general corporate purposes. The interest rate and aggregate principal amount of debt securities issued was based on market conditions and the demand for our debt securities.

(b)	Assumptions for pro forma consolidated statement of operation for the nine months ended September 30, 2005:

(i)	Amortization expense has been increased by €1,041 to reflect harmonization of depreciation policies.

(ii)
Reduce general and administrative expenses by €570 which are non-recurring professional costs related to the oversight of the Celgar mill by the receiver and trustee. These costs are not incurred after the date of the Acquisition as these services are provided by the Company's senior officers.

(iii)
Reduced interest expense of €2,365 has been recorded to reflect the reversal of interest on the Celgar debt and the refinancings of the Rosenthal debt, offset by the €238,811 (US$310,000) debt securities financing.

(iv)	Amortization of deferred financing costs of €93 has been charged to interest expense.

(v)
A decrease in derivative financial instruments, net of €295 to reflect derivatives settled on the refinancing of the Rosenthal debt. These derivatives and the Rosenthal debt were settled and refinanced with partial proceeds from the issuance of our debt securities.

(vi)
A decrease in foreign exchange loss of €2,826 on the Celgar term facility to reflect the new financing inherent in the Acquisition. The Company did not assume such Celgar term facility pursuant to the Acquisition (Note 3).

MERCER INTERNATIONAL INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Continued)

September 30, 2005

(Expressed in thousands, unless otherwise stated)

Note 4.           Pro Forma Adjustments (cont'd)

(vii)	Reduced investment income of €185 to reflect the reduction of interest earned on restricted cash utilized in the refinancing of the Rosenthal debt.

(viii)
No tax expense has been recorded for items (i) thru (vii) above as the Company had sufficient tax loss carry-forwards available that were utilized against taxes payable. The Company maintains a valuation reserve against the majority of these loss carry-forwards due to uncertainties regarding future taxable income.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date:   November 14, 2005